Securities sold under agreements to repurchase	12 Months Ended
Dec. 31, 2012
Securities sold under agreements to repurchase
NOTE 9.	Securities sold under agreements to repurchase:

The securities sold under agreements to repurchase as of December 31, 2012 are securities sold on a short-term basis by the Bank that have been accounted for not as sales but as borrowings. The securities consisted of debt securities issued by U.S. government agencies. The securities were held in the Bank’s safekeeping account at Federal Home Loan Bank of Boston under the control of the Bank and pledged to the purchasers of the securities. The purchasers have agreed to sell to the Bank substantially identical securities at the maturity of the agreements.